Segment Information	9 Months Ended
Sep. 30, 2020
Segment Information
Segment Information

14. Segment Information

The Group has only one reportable segment since the Group does not distinguish revenues, costs and expenses between segments in its internal reporting, and reports costs and expenses by nature as a whole.

The Group’s chief operating decision maker, who has been identified as the Chief Executive Officer, reviews the consolidated results when making decisions about allocating resources and assessing performance of the Group as a whole. The Group does not distinguish among markets or segments for the purpose of internal reports.

14. Segment Information (Continued)

Information about the Group’s non-current assets is presented based on the geographical location of the assets as follows:

	As of December 31,	As of September 30,
	2019	2020
	US$	US$

PRC	2,655,953	4,258,416
USA	3,540,740	2,661,423
Total	6,196,693	6,919,839